INVESTOR PRESENTATION

March 2023

INSPIRED

ESSENTIAL ENTERTAINMENT

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "will", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; government regulation of our industries; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations; the potential effect of the Coronavirus pandemic, and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2021 and other filings with the U.S. Securities and Exchange Commission ("SEC"), which are available, free of charge, on the SEC's website at www.sec.gov. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. All information presented for quarterly periods is unaudited.

This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as revenue excluding for hardware sales that are sold at nil margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as Constant Currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for Constant Currency movement. Certain of the trademarks used herein are trademarks of third parties.

Inspired Entertainment, Inc. is a leading B2B provider of gaming content, systems and solutions across online/mobile and retail channels around the world which predominantly generates recurring revenues pursuant to long-term contracts.

CONTENT-DRIVEN GAME DEVELOPER

Experienced developer of differentiated and entertaining iGaming content and the preeminent provider of online and retail Virtual Sports content.



WIDE AREA GAMING PROVIDER

Leading provider of networked gaming equipment, content and services to regional Gaming and Leisure Operators in Europe and North America


PAC-MAN

INSPIRED
ESSENTIAL ENTERTAINMENT

Proven and Experienced Management Team






Name	Lorne Weil	Brooks Pierce	Stewart Baker	Carys Damon
Position	Executive Chairman	President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and General Counsel
Prior Experience	Chairman of the Board & CEO of Scientific Games	Aristocrat, Scientific Games, Sportech	Experian, Deloitte	Marriot Harrison LLP

Investment Highlights

- A leading omni-channel B2B gaming provider with recurring revenue through long-term contracts
- Growth potential in content-driven Interactive and Virtual Sports segments
- Strong resurgence of land-based channels following COVID-19 closures despite macro-economic pressures
- Margin expansion and declining capital intensity potential through increasing online/mobile presence

VIRTUAL SPORTS

INTERACTIVE

GAMING

LEISURE

Content Driven
High-growth, capital efficient



VIRTUAL SPORTS



INTERACTIVE

Rapid Expansion of Legalized Sports Betting and Lottery

Leverage Top-Performing Content in Rapidly Growing Online Gaming

Gaming Systems
Strong recovery following COVID-19 retail reopening



GAMING



LEISURE

Regulated Gaming Globally Shifting Share from Fewer Casinos to Many "Distributed" Venues

Cross-Selling Opportunities and Improved Economics from Digital Pub Conversion

SIGNIFICANT MOMENTUM IN NORTH AMERICA

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Long-Term Growth Drivers

- Growth in Virtual Sports and Interactive businesses
  - Recent launches - Pennsylvania iGaming, Ontario iGaming & Online Virtuals, DC Lottery Retail & Online Virtuals, Netherlands iGaming
- Expand North American VLT distribution
  - 820-unit Valor™ terminal award by Western Canada Lottery Corporation ("WCLC")
- Deploy existing content into underpenetrated channels
  - North American lotteries
    - Loto-Quebec launched as first iLottery customer
  - Acquisition of Sportech Lotteries, LLC (currently Inspired Entertainment Lotteries LLC) to provide online, retail and iLottery services to Loteria Electronica Internacional Dominica S.A. ("LEIDSA") in the Dominican Republic (Q4 2021)



PLAYALBERTA
WESTERN CANADA LOTTERY CORPORATION
ONTARIO Gaming
LOTO QUÉBEC
MGCB
DGE
DC LOTTERY
PENNSYLVANIA LOTTERY
LEIDSA

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ESSENTIAL ENTERTAINMENT

Content Creation is Core Competency

Proven track record for creating engaging games for regulated gaming, betting, lottery, social and leisure operators



LEISURE PARKS
PUBS
ROUTE OPERATIONS
ONLINE/ MOBILE
BETTING SHOPS
GAMING
LEISURE
CONTENT-LED APPROACH
INTERACTIVE
VIRTUAL SPORTS

Cross-Channel Approach Works Across Product Portfolio

- Highly synergistic land-based and online/mobile operations
- Player recognition of brands/themes
- Ability for players to access games in whichever venue or mode they choose
- Deeper customer relationships

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Significant Momentum in Online Channels

Interactive and Virtual Sports continue to grow in new, emerging and core markets


iGAMING and iLOTTERY
novibet
GOLDEN NUGGET CASINO
888
SVENSKA SPEL
LOTO QUÉBEC
DRAFT KINGS
GAN
FANDUEL
iforium
RESORTS Casino·Hotel
pariplay
Microgaming
STOIXIMAN GR
RELAX GAMING
sky vegas
Lottoland
kindred
BoyleSports
Harrah's
Casumo
Caliente
MGCB
BETMGM
DRAFT KINGS
RUSH STREET
Wynn BET
PLAYALBERTA
SNAITECH
GOLDEN NUGGET CASINO
LOTO QUÉBEC
GAN
PGCB
NEDERLANDSE LOTERIJ
DCP CONSUMER PROTECTION
FANDUEL
Gaming ONTARIO
2019
2020
2021
2022
VIRTUAL SPORTS
intralot
SNAITECH
DRAFT KINGS
mishi.com
Sisal SANS
CHURCHILL DOWNS
Entain
opap
BetPlay
BETMGM
SG SCIENTIFIC GAMES
novibet
bet365
FORTUNA
NAPOLEON
BETFRED
Caliente
Gaming ONTARIO
MOZZART
DC LOTTERY


CLEVELAND
22

VIRTUAL SPORTS

- A pioneer and leader in Ultra-HD games that create an always-on sports wagering experience
  - Continual stream of ultra-realistic player simulations and a wide breadth of bet types
  - Cross-over product between sports betting and casino gaming
  - Largest portfolio – baseball, basketball, football, soccer, horses
- High-growth, high-margin recurring revenue business
- Popular online and in betting shops in the UK, Italy and Greece
- Expanding portfolio of North American customers
  - DC Lottery and Pennsylvania Lottery as well as Ontario and NJ online casino operators


FIRST-EVER
VIRTUAL WOMEN'S
SOCCER GAME
INSPIRED



MAJOR LEAGUE BASEBALL® PLAYERS ALUMNI®



NFL ALUMNI

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ESSENTIAL ENTERTAINMENT


CENTURION
MAXIMUS WINNUS
MEGAWAYS™

INTERACTIVE

- Online gaming operators use our top-performing game titles worldwide
- High-growth potential, high-margin recurring revenue business
- Gaining share from the launch of new content across the estate, growth in the customer base in new, emerging and core markets and increased promotional activity through exclusive deals with tier-one customers
  - Delivering online gaming portfolio to Connecticut, Michigan, New Jersey, Ontario and Pennsylvania
  - Announced Loto-Quebec as first iLottery customer


REEL LINKING


BIG PIGGY BONUS


SPACE INVADERS


FORTUNE FREESPINS

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CENTURION
CENTURION

GAMING

- Gaming growth shifting from large casinos to many distributed venues
- A leading supplier of server based gaming terminals to betting shops
    - Providing content on a distributed basis, allowing access to a wide footprint through internet and proprietary networks
    - ~35,000 machines
    - Top games in key jurisdictions, including UK, Greece and Italy
- Revenue primarily generated through long-dated rev share contracts (vs. product sales)
- Established North American presence - over 1,600 VLTs awarded to date

William HILL Flutter SNAI Sisal
BETFRED opap LOTTOMATICA

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ESSENTIAL ENTERTAINMENT


REEL KING
Power★Stars
REEL KING

LEISURE

- A leading supplier of server based gaming terminals and pay-to-play entertainment products to pubs, arcades, motorway service areas and holiday resorts in the UK
- Ability to leverage top performing content across platforms
- Potential for digital transition to drive improved economics


ANALOG MACHINES
Manual updates
1 game per machine
Lower daily cash box
Manual cash box collection
DIGITAL MACHINES
Multiple games per machine
Download games remotely
Refresh content frequently
Higher daily cash box
Ability to go cashless in future
Ability to use mobile wallet based payments

INSPIRED
ESSENTIAL ENTERTAINMENT

Investment Highlights

A LEADING OMNI-CHANNEL B2B GAMING PROVIDER WITH RECURRING REVENUE THROUGH LONG-TERM CONTRACTS

- A leading presence in the UK, Greece and Italy with significant momentum in North America
- Combination of strong technology and top-performing content drive over 80% recurring revenue business[1] through long-term B2B contracts

GROWTH POTENTIAL IN CONTENT-DRIVEN INTERACTIVE & VIRTUAL SPORTS SEGMENTS

- Inspired's Virtual Sports Adjusted EBITDA increased 46% year-over-year to $12.4 million in Q4 2022 from $8.5 million in Q4 2021
- Growth driven by new content, increased customer base in new, emerging and core markets and increased promotional activity with tier-one customers
- Anticipated to launch iGaming, Virtual Sports and iLottery in several additional markets in near term

STRONG RESURGENCE OF RETAIL BUSINESSES FOLLOWING COVID-19 CLOSURES

- Retail venues in general largely returned to pre-COVID levels in customers' reopened retail venues despite macro-economic pressures

MARGIN EXPANSION AND DECLINING CAPITAL INTENSITY POTENTIAL THROUGH INCREASING MOBILE PRESENCE

- High-growth, capital efficient Virtual Sports and Interactive segments contributed 53% of Adjusted EBITDA in Q4 2022 versus 46% in Q4 2021[2]

Note: All figures converted to USD based on exchange rate of 1.18 GBP/USD unless otherwise noted below.
(1) Recurring revenue includes revenue generated from participation-based contracts and licensing arrangements which are amortized over a multi-year period.
(2) Adjusted EBITDA contribution is calculated using segment-level Adjusted EBITDA deducted by an allocated corporate expense pro-rated by the segment revenue contribution as a percent of Total Revenue. Table in appendix.

Market Capitalization

Capitalization Table	
(unaudited) *(US$ in millions, except per share data)*	**Actual** **12/31/22**
Cash	$25.0
Senior Secured Notes[(1)]	282.9
Finance Lease Liabilities and Pension Liability[(2)]	4.3
Total Debt	$287.2
Net Debt	**$262.2**
Diluted Shares Outstanding[(3)] (in millions)	27.945
Share Price (As of market close March 10, 2023)	$15.16
Equity Market Capitalization	**$423.6**
Implied Enterprise Value[(4)]	**$685.8**

Note: Balance sheet figures are as of December 31, 2022. Equity market capitalization as of market close on March 10, 2023.
(1) Principal balance.
(2) Consists of finance lease liabilities of $2.2 million and pension liability of $2.1 million.
(3) As of December 31, 2022. Includes 1.7 million shares subject to vested RSUs, and 0.3 million from net settled shares issued in January 2023.
(4) Equals Net Debt plus Equity Market Capitalization




Spirit of the
SAMURAI


CENTURION

Appendix


GODDESS
AMAZON

Summary of Q4 2022 Segment Performance

Three Months Ended December 31, 2022

(In $ millions)	Three Months Ended December 31, 2022	2021	Reported Variance %	Currency Movement 2022[2] $	Functional Currency Variance %
Total Revenue					
Gaming	$38.0	$26.8	42%	$(5.2)	61%
Virtual Sports	14.9	11.0	36%	(2.1)	56%
Interactive	6.3	5.7	9%	(0.9)	24%
Leisure	19.4	23.5	(17%)	(3.1)	(4%)
Total Company Revenue	**$78.6**	**$67.0**	**17%**	**$(11.3)**	**34%**
Non-GAAP Financial Measures					
Adjusted EBITDA[1]					
Gaming	$12.6	$8.5	48%	$(1.6)	66%
Virtual Sports	12.4	8.5	46%	(1.8)	65%
Interactive	3.2	2.6	21%	(0.5)	35%
Leisure	4.5	6.3	(28%)	(0.7)	(15%)
Corporate	(7.1)	(3.9)	(80%)	1.1	(100%)
Total Company Adjusted EBITDA[1]	**$25.6**	**$22.0**	**17%**	**$(3.5)**	**33%**

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[1] See elsewhere in Appendix for reconciliation to most comparable GAAP measure.
[2] Currency movement calculated by translating 2022 and 2021 performances at 2021 exchange rates.
[3] Percentage change is not meaningful.

Summary of FY 2022 Segment Performance

Twelve Months Ended December 31, 2022

(In $ millions)	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021	Reported Variance %	Currency Movement 2022[3] $	Functional Currency Variance %
Total Revenue					
Gaming[1]	$111.7	$81.4	37%	$(12.8)	53%
Virtual Sports	55.1	36.0	53%	(6.6)	71%
Interactive	23.1	22.8	1%	(2.7)	13%
Leisure	95.5	68.7	39%	(11.2)	55%
Total Company Revenue	**$285.4**	**$208.9**	**37%**	**$(33.3)**	**53%**
Non-GAAP Financial Measures					
Adjusted EBITDA[2]					
Gaming[1]	$41.6	$26.1	59%	$(4.5)	76%
Virtual Sports	46.3	28.4	63%	(5.6)	83%
Interactive	12.3	13.0	(6%)	(1.5)	5%
Leisure	24.4	15.7	56%	(2.9)	75%
Corporate	(25.0)	(19.2)	(30%)	3.1	(46%)
Total Company Adjusted EBITDA[2]	**$99.6**	**$64.0**	**56%**	**$(11.4)**	**73%**

[1] Gaming results include payments from UK Licensed Betting Operator ("LBO") customers related to our contractual revenue share of their value-added tax ("VAT") rebate. VAT-related revenue and income as $1.0 million for the twelve months ended December 31, 2022 and $3.1 million for the twelve months ended December 31, 2021.
[2] See elsewhere in Appendix for reconciliation to most comparable GAAP measure.
[3] Currency movement calculated by translating 2022 and 2021 performances at 2021 exchange rates.

INSPIRED
ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: Q4 2022 Adjusted EBITDA by Segment

Three Months Ended December 31, 2022	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
(In millions)						
Net gain (loss)	$ 7.9	$ 11.1	$ 2.1	$ 0.8	$ (18.8)	$ 3.1
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.1	0.1
Items outside the normal course of business:						
Acquisition and integration related transaction expenses (SG&A)	—	—	—	—	0.2	0.2
Acquisition and integration related transaction expenses (Cost of sale)	0.3	—	—	0.3	—	0.6
Legal settlement	—	0.5	—	—	—	0.5
Stock-based compensation expense	0.6	0.2	0.3	0.2	1.6	2.9
Depreciation and amortization	3.8	0.6	0.8	3.2	0.5	8.9
Interest expense, net	—	—	—	—	6.7	6.7
Other finance expenses / (income)	—	—	—	—	(0.2)	(0.2)
Income tax	—	—	—	—	2.8	2.8
Adjusted EBITDA	**$ 12.6**	**$ 12.4**	**$ 3.2**	**$ 4.5**	**$ (7.1)**	**$ 25.6**
Adjusted EBITDA	**£ 10.6**	**£ 10.4**	**£ 2.7**	**£ 3.9**	**£ (6.0)**	**£ 21.6**
Exchange rate - $ to £						*1.18*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

INSPIRED ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: Q4 2021 Adjusted EBITDA by Segment

Three Months Ended December 31, 2021

(In millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 3.0	$ 7.3	$ 1.7	$ 2.1	$ (15.3)	$ (1.2)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.2	0.2
Items outside the normal course of business:						
Acquisition and integration related transaction expenses	—	—	—	—	0.1	0.1
Stock-based compensation expense	0.7	0.3	0.2	0.3	2.9	4.4
Depreciation and amortization	4.8	0.9	0.7	3.9	0.6	10.8
Interest expense, net	—	—	—	—	6.4	6.4
Change in fair value of warrant liability	—	—	—	—	2.9	2.9
Other finance expenses / (income)	—	—	—	—	(0.2)	(0.2)
Income tax	—	—	—	—	(1.5)	(1.5)
Adjusted EBITDA	**$ 8.5**	**$ 8.5**	**$ 2.6**	**$ 6.3**	**$ (3.9)**	**$ 22.0**
Adjusted EBITDA	**£ 6.4**	**£ 6.3**	**£ 2.0**	**£ 4.6**	**£ (3.0)**	**£ 16.3**
Exchange rate - $ to £						*1.35*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

INSPIRED ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: FY 2022 Adjusted EBITDA by Segment

Twelve Months Ended December 31, 2022

(In millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 24.0	$ 42.5	$ 8.7	$ 10.0	$ (62.9)	$ 22.3
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.7	0.7
Items outside the normal course of business:						
Acquisition and integration related transaction expenses (SG&A)	—	—	—	—	0.5	0.5
Acquisition and integration related transaction expenses (Cost of Sale)	0.3	—	—	0.3	—	0.6
Legal Settlement	—	0.5	—	—	—	0.5
Stock-based compensation expense	1.6	0.7	0.7	0.6	7.2	10.8
Depreciation and amortization	16.6	2.6	2.9	13.5	2.0	37.6
Interest expense, net	—	—	—	—	25.4	25.4
Profit on disposal of trade & assets	(0.9)	—	—	—	—	(0.9)
Other finance expenses / (income)	—	—	—	—	(1.1)	(1.1)
Income tax	—	—	—	—	3.2	3.2
Adjusted EBITDA	**$ 41.6**	**$ 46.3**	**$ 12.3**	**$ 24.4**	**$ (25.0)**	**$ 99.6**
Adjusted EBITDA	**£ 33.6**	**£ 37.7**	**£ 10.0**	**£ 19.9**	**£ (20.4)**	**£ 80.8**
Exchange rate - $ to £						*1.23*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions. The twelve months ended December 31, 2022 includes $1.0 million of VAT-related revenue and VAT-related income.

INSPIRED
ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: FY 2021 Adjusted EBITDA by Segment

Twelve Months Ended December 31, 2021

(In millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 1.8	$ 22.8	$ 9.2	$ (1.0)	$ (69.5)	$ (36.7)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.8	0.8
Items outside the normal course of business:						
Acquisition and integration related transaction expenses	—	—	—	—	1.6	1.6
Refinancing of Company Debt	—	—	—	—	0.8	0.8
Italian tax related costs relating to prior years	—	1.4	—	—	—	1.4
Stock-based compensation expense	1.8	0.8	0.6	0.6	9.2	13.0
Depreciation and amortization	22.5	3.4	3.2	16.1	1.8	47.0
Interest expense, net	—	—	—	—	44.3	44.3
Change in fair value of warrant liability	—	—	—	—	(0.9)	(0.9)
Other finance expenses / (income)	—	—	—	—	(5.7)	(5.7)
Income tax	—	—	—	—	(1.6)	(1.6)
Adjusted EBITDA	**$ 26.1**	**$ 28.4**	**$ 13.0**	**$ 15.7**	**$ (19.2)**	**$ 64.0**
Adjusted EBITDA	**£ 19.2**	**£ 20.6**	**£ 9.5**	**£ 11.4**	**£ (14.0)**	**£ 46.7**
Exchange rate - $ to £						*1.37*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions. The twelve months ended December 31, 2021 includes $3.1 million of VAT-related revenue and VAT-related income.

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ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: Q4 2022 Pro-Rated Segment Adjusted EBITDA Contribution

Three Months Ended December 31, 2022

	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
			(in millions)			
Total revenue	$ 38.0	$ 14.9	$ 6.3	$ 19.4	$ —	$ 78.6
Segment % of Total Revenue	*48.3%*	*19.0%*	*8.0%*	*24.7%*		*100.0%*
Adjusted EBITDA	$ 12.6	$ 12.4	$ 3.2	$ 4.5	$ (7.1)	$ 25.6
Corporate allocation[1]	(3.4)	(1.4)	(0.6)	(1.7)	7.1	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 9.2	$ 11.0	$ 2.6	$ 2.8	$ —	$ 25.6
Segment Contribution to Adjusted EBITDA	*35.9%*	*43.1%*	*10.2%*	*10.8%*		*100.0%*

[1] Corporate allocation pro-rated by segment % of total revenue contribution.

INSPIRED
ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: Q4 2021 Pro-Rated Segment Adjusted EBITDA Contribution

Three Months Ended December 31, 2021

	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
			(in millions)			
Total revenue	$ 26.8	$ 11.0	$ 5.7	$ 23.5	$ —	$ 67.0
Segment % of Total Revenue	*40.0%*	*16.4%*	*8.6%*	*35.0%*		*100.0%*
Adjusted EBITDA	$ 8.5	$ 8.5	$ 2.6	$ 6.3	$ (3.9)	$ 22.0
Corporate allocation[1]	(1.6)	(0.6)	(0.3)	(1.4)	3.9	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 6.9	$ 7.8	$ 2.3	$ 4.9	$ —	$ 22.0
Segment Contribution to Adjusted EBITDA	*31.6%*	*35.6%*	*10.5%*	*22.3%*		*100.0%*

[1] Corporate allocation pro-rated by segment % of total revenue contribution.

Any questions:

IR@inseinc.com
646-277-1285

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ESSENTIAL ENTERTAINMENT